                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant under Rule 14a-12

                          MLIG VARIABLE INSURANCE TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: $0

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

July __, 2006

Dear Contract Owner:

Special meetings (the "Meetings" and each a "Meeting") of the shareholders of each of the Roszel/MLIM Relative Value Portfolio and the Roszel/MLIM Fixed-Income Portfolio (together, the "Portfolios," and each, a "Portfolio"), each an investment portfolio of the MLIG Variable Insurance Trust (the "Trust"), will be held on August 25, 2006 at 9:00 a.m. and 9:15 a.m. Eastern time, respectively, or any adjournment or adjournments thereof. Although separate accounts of Merrill Lynch Life Insurance Company and Merrill Lynch Life Insurance Company of New York (together, the "Insurance Companies," and each, an "Insurance Company") are the only shareholders of the Portfolios, as an owner of record of a variable annuity contract or variable life insurance contract (each, a "variable contract") investing in one or both of the Portfolios, you have the right to instruct your Insurance Company as to the manner in which shares of the Portfolios attributable to your variable contract should be voted.

The Portfolios are currently managed by Roszel Advisors, LLC ("Roszel Advisors") and sub-advised by Merrill Lynch Investment Managers, L.P. ("MLIM"). Merrill Lynch & Co., Inc. ("ML & Co."), the parent company of MLIM, has agreed with BlackRock, Inc. to enter into a transaction (the "Transaction") to combine MLIM and certain of its other affiliates with BlackRock, Inc. to form a new asset management company ("New BlackRock"). The Transaction, when it is completed, will cause each Portfolio's sub-advisory agreement with MLIM to terminate. In order for the management of each Portfolio to continue uninterrupted after the Transaction, shareholders of each Portfolio are being asked to approve a new sub-advisory agreement with New BlackRock before the Transaction.

At the Meetings, shareholders of each Portfolio will be asked to consider the approval of a new sub-advisory agreement between Roszel Advisors and New BlackRock, pursuant to which New BlackRock will serve as sub-adviser to the Portfolios.

As a contract owner, you are being asked to provide your voting instructions on this proposal. The attached proxy materials provide more information about the proposal, and a voting instruction form is enclosed for you to provide your voting instructions.

The Trust's board of trustees has concluded that the proposal is in the best interest of the contract owners invested in the Portfolios and unanimously recommends that you vote in favor of the proposal.

Your voting instructions are important. Whether or not you plan to attend the Meeting(s), please complete, sign and return the enclosed voting instruction form as soon as possible so that your voting instructions may be counted. A postage-paid envelope is enclosed for this purpose. Please provide your voting instructions as soon as possible.

Thank you for your prompt attention to this matter.


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                          MLIG VARIABLE INSURANCE TRUST
                            1300 MERRILL LYNCH DRIVE
                              PENNINGTON, NJ 08534

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
               OF THE ROSZEL/MLIM RELATIVE VALUE PORTFOLIO AND THE
                       ROSZEL/MLIM FIXED INCOME PORTFOLIO
                          TO BE HELD ON AUGUST 25, 2006

     To owners of variable life insurance contracts and variable annuity contracts (together, the "variable contracts") issued by Merrill Lynch Life Insurance Company and Merrill Lynch Life Insurance Company of New York (together, the "Insurance Companies," and each, an "Insurance Company") entitled to give voting instructions in connection with certain separate accounts established by the Insurance Companies that invest in certain Portfolios of the MLIG Variable Insurance Trust (the "Trust").

     Notice is hereby given that special meetings (the "Meetings" and each a "Meeting") of the shareholders of each of the Roszel/MLIM Relative Value Portfolio and the Roszel/MLIM Fixed-Income Portfolio will be held on August 25, 2006 at 1400 Merrill Lynch Drive, Pennington, NJ 08534, at 9:00 a.m. and 9:15 a.m. Eastern time, respectively, or any adjournment or adjournments thereof.

     Each Meeting will be held for the following purposes:

     1. To approve or disapprove a new sub-advisory agreement for the Portfolio between Roszel Advisors and the new asset management company created as a result of a transaction combining Merrill Lynch Investment Managers, L.P., and certain of its other affiliates, with BlackRock, Inc.

     2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     Separate accounts of the Insurance Companies are the only shareholders of the Portfolios. However, the Insurance Companies hereby solicit and agree to vote the shares of the Portfolios attributable to the Insurance Companies and such separate accounts at the Meetings in accordance with timely instructions received from owners of the variable contracts having contract values allocated to such separate accounts invested in such shares.

     As a variable contract owner of record at the close of business on June 2, 2006, you have the right to instruct your Insurance Company as to the manner in which shares of the Portfolios attributable to your variable contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meetings or any adjournment(s) thereof, and a Voting Instruction Form is enclosed for you to provide your voting instructions to your Insurance Company.

     YOUR VOTING INSTRUCTIONS ON THESE PROPOSALS ARE IMPORTANT. PLEASE PROVIDE YOUR VOTING INSTRUCTIONS AS SOON AS POSSIBLE TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Form. Just follow the simple instructions that appear on your enclosed Voting Instruction Form. Please help avoid the expense of a follow-up mailing by voting today.

By Order of the Board of Trustees


/s/ Barry Skolnick
-------------------------------------
Barry Skolnick
Secretary

Pennington, New Jersey
___________, 2006

                         MLIG VARIABLE INSURANCE TRUST
                            1300 MERRILL LYNCH DRIVE
                              PENNINGTON, NJ 08534

                                  JULY __, 2006

                                 PROXY STATEMENT

     This Proxy Statement is being furnished on behalf of the board of trustees (the "Board") of MLIG Variable Insurance Trust (the "Trust") by Merrill Lynch Life Insurance Company and Merrill Lynch Life Insurance Company of New York (together, the "Insurance Companies," and each, an "Insurance Company") to owners of variable annuity contracts and variable life insurance contracts (together, the "variable contracts") issued by the Insurance Companies and having contract values on June 2, 2006 (the "Record Date") allocated to sub-accounts of certain separate accounts (the "Separate Accounts") of the Insurance Companies that are invested in shares of the Roszel/MLIM Relative Value Portfolio and/or the Roszel/MLIM Fixed-Income Portfolio, (together, the "Portfolios," and each, a "Portfolio"), each an investment portfolio of the Trust. The Board has fixed June 2, 2006 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meetings. This Proxy Statement and attached materials are being mailed on or about __________, 2006.

     This Proxy Statement is accompanied by a Voting Instruction Form for the owners of variable contracts to use to instruct the Insurance Company that issued their contract how to vote at the special meetings (the "Meetings" and each a "Meeting") of shareholders of the Portfolios. The Meetings are to be held on August 25, 2006 at 1400 Merrill Lynch Drive, Pennington, NJ 08534, at 9:00 a.m. and 9:15 a.m. Eastern time, respectively, for the purposes set forth below and in the accompanying Notice of Special Meetings.

     At each Meeting, the shareholders will be asked to vote on the following matters:

     1. To approve or disapprove a new sub-advisory agreement for the Portfolio between Roszel Advisors and the new asset management company created as a result of a transaction combining Merrill Lynch Investment Managers, L.P., and certain of its other affiliates, with BlackRock, Inc.

     2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     COPIES OF THE TRUST'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS WILL BE FURNISHED WITHOUT CHARGE UPON REQUEST BY CALLING THE MLIG SERVICE CENTER AT 1-800-535-5549 OR BY WRITING TO THE MLIG SERVICE CENTER AT P.O. BOX 44222, JACKSONVILLE, FLORIDA 32231-4222.

                               VOTING INFORMATION

GENERAL

     The Trust was organized in Delaware on February 14, 2002 as a statutory trust, and is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").

     The Separate Accounts are the only shareholders of record of each of the Portfolios. Each Separate Account is a segregated asset account established by an Insurance Company and each is registered with the SEC under the 1940 Act as a unit investment trust. Net premiums paid by a variable contract owner may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Portfolios. Each sub-account invests in a series of shares corresponding to an investment portfolio of the Trust, such as the Portfolios, or another open-end management investment company (alternatively referred to as a "mutual fund" or a "fund").

     Each Insurance Company will vote the shares of the Portfolios held by its Separate Accounts at the Meetings in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. All properly executed voting instruction forms received by the issuing Insurance Company by the close of business on August 24, 2006 will be counted for purposes of voting at the Meetings.

     The number of shares of each Portfolio for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner's variable contract on the Record Date. Each share has one vote for each dollar of net asset value, and fractional votes are counted.

     Each Insurance Company will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. If a voting instruction form is received that does not specify a choice, each Insurance Company will consider its timely receipt as an instruction to vote in favor of Proposal 1. Consistent with the foregoing, voting instructions with respect to a proposal to abstain and broker "non-votes" (voting instructions from brokers or other nominees indicating that they have not received instructions from the owner or other persons entitled to give voting instructions) will effectively be votes against the proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain variable contract owners, although each Insurance Company does not believe that these circumstances exist with respect to the matters currently before shareholders. Variable contract owners may revoke voting instructions given to an Insurance Company at any time prior to the Meetings by notifying the Insurance Company in writing: _________.

     The Insurance Companies do not require that a specified number of contract owners submit voting instructions before the Insurance Companies will vote the shares of the Portfolios held by their respective Separate Accounts at the Meetings. Instead, each Insurance Company, in its sole discretion, will vote the shares of the Portfolios held by its Separate Accounts at the

Meetings after consideration of such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of variable contracts represented by voting instructions received by the Insurance Company.

SOLICITATION OF VOTING INSTRUCTIONS

     Voting instructions are being solicited by mail. Additional solicitations may be made by telephone or facsimile by officers or employees of an Insurance Company or its affiliates, who will not be separately compensated for such activities. The cost of the solicitation will be borne by each Insurance Company.

     Owners should provide voting instructions by completing the enclosed voting instruction form and mailing it to the address shown on the voting instruction form.

SHAREHOLDER INFORMATION

     As of the close of business on the Record Date, there were issued and outstanding 977,378 shares of the Roszel/MLIM Relative Value Portfolio and 1,197,266 shares of the Roszel/MLIM Fixed-Income Portfolio (the "Outstanding Shares"). Each Portfolio currently has only one class of shares outstanding. The Separate Accounts are the only shareholders of record. As of the Record Date, the following contract owners owned contracts that individually or in the aggregate had a total interest in either Portfolio of 5% or more of that
Portfolio:

Portfolio              Name of Contract Owner        Percent of Outstanding Shares
---------              ----------------------        -----------------------------
Roszel/MLIM Relative   W. Neil Padgett,                          16.23%
Value Portfolio        Jacksonville, FL 32246-6484

As of the Record Date, officers and directors of the Trust together beneficially owned (i.e., as owners of variable contracts) less than 1% of each Portfolio's shares.

QUORUM

     The presence, in person or by proxy, of the holders of 30% of the outstanding shares of each Portfolio constitutes a quorum for the Meeting for that Portfolio. However, because the Separate Accounts are the holders of record of all the Outstanding Shares, the Trust expects all such shares to be present at each Meeting.

ADJOURNMENTS

     It is possible that the Trust may propose to the Insurance Companies one or more adjournments of the Meetings. Any such adjournment with respect to each Portfolio will require an affirmative vote by the holders of a majority of the Outstanding Shares of that Portfolio present (in person or by proxy) at the Meeting. Each Insurance Company will vote upon such adjournment after consideration of the best interests of all owners of its variable contracts invested in the Portfolio.

VOTE REQUIRED

     For each Meeting, approval of the proposal, requires the affirmative vote of the lesser of: (1) votes attributable to more than 50% of the outstanding shares, or (2) if the holders of votes attributable to more than 50% of the outstanding shares of that Portfolio are present at the Meeting (in person or represented by proxy), 67% or more of the outstanding shares.

                                    PROPOSAL

      APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR EACH PORTFOLIO

BACKGROUND

     Each Portfolio is currently managed by Roszel Advisors, LLC ("Roszel Advisors") pursuant to an investment management agreement (the "Management Agreement"). Roszel Advisors is responsible for the overall management of the Trust and for retaining sub-advisers to manage the assets of each investment portfolio of the Trust, including the Portfolios, according to each portfolio's investment objective and strategies. Roszel Advisors has engaged Merrill Lynch Investment Managers, L.P. ("MLIM") as the Portfolios' sub-adviser to provide day-to-day portfolio management.

     At the Meetings, Shareholders of each Portfolio will be asked to approve a new investment sub-advisory agreement between Roszel Advisors and the new asset management company created as a result of the Transaction (defined below) (the "New Sub-advisory Agreements" and each, a "New Sub-advisory Agreement"). For a general description of the proposed New Sub-advisory Agreements and a general comparison of the proposed New Sub-advisory Agreements and the investment sub-advisory agreements currently in effect with respect to each Portfolio (the "Current Sub-advisory Agreements"), see "Comparison of Current Sub-advisory Agreement to the New Sub-advisory Agreement" below. The form of the New Sub-advisory Agreements is attached hereto as Appendix A. Both the Current Sub-advisory Agreements and the Management Agreement, with respect to each Portfolio, were approved by the Trust's original shareholder on June 5, 2002 and were last approved by the Board on March 9, 2006.

     BlackRock, Inc. and Merrill Lynch & Co., Inc. ("ML & Co."), the parent company of both MLIM and Roszel Advisors, have agreed to a transaction (the "Transaction") to combine MLIM and certain of its other affiliates with BlackRock, Inc. to form a new asset management company. The Board is proposing a New Sub-advisory Agreement for each Portfolio because the Current Sub-advisory Agreements will terminate upon completion of the Transaction. This Transaction is discussed in more detail below. As required by the 1940 Act, the Current Sub-advisory Agreements provide for automatic termination upon their "assignment." Under the 1940 Act, a change in control of an investment adviser (including a sub-adviser) constitutes an "assignment." The completion of the Transaction, therefore, will result in the assignment of the Current Sub-advisory Agreements, and their automatic termination. Consequently, as described below, shareholders of each Portfolio are being asked to approve a New Sub-advisory Agreement for their Portfolio. The New Sub-advisory Agreement would only be effective as of the completion of the Transaction. If the Transaction is never completed, the New Sub-advisory Agreement would not go into effect and the Current Sub-advisory Agreement would continue in effect.

     The Management Agreement will not be affected by the Transaction. Pursuant to the Management Agreement, the Roszel/MLIM Relative Value Portfolio pays Roszel Advisors a management fee based on the average daily net assets of the Portfolio at the annual rate of 0.80% and the Roszel/MLIM Fixed-Income Portfolio pays Roszel Advisors a management fee based on the average daily net assets of the Portfolio at the annual rate of 0.65%. For the year ended December 31, 2005, the Roszel/MLIM Relative Value Portfolio paid Roszel Advisors $111,986 in management fees, and the Roszel/MLIM Fixed-Income Portfolio paid Roszel Advisors $94,024 in management fees.

     The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors reimburses each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The current limits are 1.10% for the Roszel/MLIM Relative Value Portfolio and 0.95% for the Roszel/MLIM Fixed-Income Portfolio. The expense limitation agreement is effective through April 30, 2007, and is expected to continue from year to year, provided the continuance is approved by the Board.

DESCRIPTION OF THE TRANSACTION

     On February 15, 2006, ML & Co. entered into a definitive agreement (the "Transaction Agreement") with BlackRock, Inc. to combine MLIM and certain of its other affiliates with BlackRock, Inc., to form a new asset management company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion of assets under management based on pro-forma combined assets as of December 31, 2005. ML & Co. is expected to have an ownership interest (including a voting interest) in New BlackRock.

     The closing of the Transaction, which is currently expected to take place in the third quarter of 2006, is subject, among other things, to approval by shareholders of BlackRock, Inc., approval of proposed new investment advisory arrangements by a sufficient number of the funds and client accounts managed by MLIM such that annualized revenues generated from such investment advisory arrangements are maintained at a level at least equal to 75% of such annualized revenues measured as of December 31, 2005, receipt of certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and other customary closing conditions.


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

     ML & Co., a Delaware corporation formed in 1973, is a holding company that, through its subsidiaries and affiliates, provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending and related products and services on a global basis. ML & Co.'s investment management business being transferred to BlackRock, Inc. in the Transaction had $576.1 billion of assets under management as of March 31, 2006. MLIM offers a wide range of investment management capabilities to retail and institutional investors through proprietary and third-party distribution channels globally. MLIM's asset management capabilities include equity, fixed income, money market, index, enhanced index and alternative investments, which are offered through vehicles such as mutual funds, privately managed accounts, and retail and institutional separate accounts. ML & Co., MLIM and their respective affiliates are sometimes referred to herein as "Merrill Lynch".

     BlackRock, Inc., a Delaware corporation formed in 1988 (together, with its subsidiaries, "BlackRock"), is one of the largest publicly traded investment management-specific firms in the United States, with $463.1 billion of assets under management at March 31, 2006. BlackRock manages fixed income, cash management, equity and alternative investment products on behalf of institutional and individual investors worldwide. BlackRock also offers risk management, investment system outsourcing and financial advisory services to institutional investors under the BlackRock Solutions(R) brand name.

     It is anticipated that following the closing of the Transaction, the new asset management company will operate under the BlackRock brand. It is also anticipated that the name of the Portfolios will change from the Roszel/MLIM Relative Value Portfolio and the Roszel/MLIM Fixed-Income Portfolio to the Roszel/BlackRock Relative Value Portfolio and the Roszel/BlackRock Fixed-Income Portfolio, respectively.

     New BlackRock will be the largest publicly traded investment management-specific firm in the United States on the basis of pro-forma combined assets under management as of December 31, 2005. Its shares of common stock will be listed on the New York Stock Exchange, Inc. (the "NYSE"). The board of directors of New BlackRock will consist of 17 members (nine independent, four New BlackRock management, two Merrill Lynch and two PNC Financial Services Group, Inc.). The audit, nominating and compensation committees of the board will consist exclusively of independent directors.

     The strategic rationale of the Transaction for ML & Co. and BlackRock is to bring together the highly complementary strengths of MLIM and BlackRock in asset classes, investment products, distribution channels and global platforms and achieve the larger operating and financial scale necessary to compete effectively on a global basis. MLIM and BlackRock believe they share similar values and cultures with a commitment to teamwork and excellence and a strong emphasis on performance and regulatory compliance. ML & Co. believes that there are certain advantages to operating an investment advisory business as an independent company rather than as part of a diversified financial company in part because of differences between the broker-dealer and investment advisory businesses. Each business is distinct in terms of the services provided to and the relationship with customers, the marketing of such services, the compensation arrangements and the potential conflicts of interest involved. Broker-dealers and investment advisers operate under separate regulatory regimes which reflect these differences.

The increased independence of the investment adviser may alleviate some of the potential conflicts of interest that exist between providing investment advisory services and the distribution of advisory services by broker-dealers.

     The Transaction is designed to bring together the best of both organizations including:

          - New BlackRock will offer investment management services in every major asset class, encompassing equity, fixed income, liquidity and alternative investments.

          - Access to Merrill Lynch's industry-leading retail presence in the U.S. and its strong reputation in Europe and Asia match up well with BlackRock's global institutional client base.

          - Use of the BlackRock brand provides a well-known, established brand that can be used in all channels and provides New BlackRock with a significant opportunity to access a larger U.S. third party retail distribution operation which in the case of MLIM is now constrained by the use of the Merrill Lynch brand.

          - New BlackRock is expected to have enhanced growth prospects both organically and through acquisitions due to the larger operational and financial scale and its ability to use the asset management-specific publicly traded stock of New BlackRock to make acquisitions.

          - MLIM is expected to benefit from access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools, outsourcing and advisory services to institutional investors provided under the BlackRock Solutions(R) brand name.

          - The enhanced scale and leverage and the singular focus on investment management should provide New BlackRock with opportunities to provide the highest quality client service, to attract and retain talented professionals as well as to enhance the ability to make ongoing reinvestments in the business and achieve cost efficiencies.

          - New BlackRock is expected to have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

     In anticipation of the Transaction, the Board has, at its May 16, 2006 in-person meeting, considered whether it would be in the best interests of each Portfolio and its shareholders, including variable contract owners indirectly invested in the Portfolio, to approve the New Sub-advisory Agreements between Roszel Advisors and the new asset management company created as a result of the Transaction. The 1940 Act requires that the New Sub-advisory Agreements be approved by the Portfolios' shareholders in order to become effective. At the in-person meeting, and for the reasons discussed below (see "Board Considerations" below), the Board, which includes as members only trustees who are not "interested persons," as defined in the 1940 Act ("Independent Trustees"), approved the New Sub-advisory Agreement for each Portfolio and recommended their approval by shareholders as being in the best interests of each Portfolio and its shareholders, including variable contract owners indirectly invested in the Portfolio. In the event shareholders of a Portfolio do not approve the New Sub-advisory Agreement, the Board will take such action as it deems to be in the best interests of the Portfolio and its shareholders, including variable contract owners indirectly invested in the Portfolio.

COMPARISON OF CURRENT SUB-ADVISORY AGREEMENT TO THE NEW SUB-ADVISORY AGREEMENT

     The Current Sub-advisory Agreements and the New Sub-advisory Agreements are identical in all respects, with the exception of the effective date and the substitution of New BlackRock for MLIM. Under the Current Sub-advisory Agreements MLIM is, and under the New Sub-advisory Agreements New BlackRock will be, subject to the oversight and supervision of Roszel Advisors and the Board, responsible for providing a continuous investment program for each Portfolio's assets, including investment research and management. For its services under the Current Sub-advisory Agreements, Roszel Advisors pays MLIM compensation in the form of a sub-advisory fee. The fee is paid by Roszel Advisors monthly and is calculated as a percentage of the average daily net assets of the Portfolio at the following annual rates:

          - For the Roszel/MLIM Relative Value Portfolio: 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million.

          -    For the Roszel/MLIM Fixed-Income Portfolio: 0.20%.

     The schedule of fees set forth above will not change under the New Sub-advisory Agreements. For the year ended December 31, 2005, Roszel paid $48,978 in sub-advisory fees to MLIM with respect to the Roszel/MLIM Relative Value Portfolio and $28,928 in sub-advisory fees to MLIM with respect to the Roszel/MLIM Fixed-Income Portfolio.

BOARD CONSIDERATIONS

     At the in-person meeting held May 16, 2006, the Board discussed and approved a New Sub-advisory Agreement for each Portfolio. All of the members of the Board are Independent Trustees. To assist the Board in its consideration of the New Sub-advisory Agreements, MLIM provided materials and information about BlackRock, the Transaction, and New BlackRock.

     The Board also considered the information that had been provided to it before and at its March 9, 2006 meeting, where the Board approved the continuation of the Current Sub-advisory Agreements. At the May 16, 2006 meeting, Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Current Sub-advisory Agreements at the March 9, 2006 meeting would be affected in any significant way by the Transaction.

     In its evaluation, the Board did not identify any particular information that was all-important or controlling, and each Independent Trustee attributed different weights to the various factors. The Independent Trustees evaluated all information available to them for each Portfolio, including information received on an on-going basis at meetings of the Board and its committees, and the Independent Trustees' determinations were made separately with respect to each Portfolio. The Independent Trustees met in executive session with their independent legal counsel to consider the New Sub-advisory Agreements.

     Set forth below is a summary of the material factors considered by the Board in connection with its approval of the New Sub-advisory Agreements. In view of the broad scope and variety of factors and information, the Independent Trustees did not find it practicable to, and did not make, specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the New Sub-advisory Agreements. The approval determinations were made on the basis of each Independent Trustee's business judgment after consideration of all the factors taken as a whole, although individual Independent Trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

The Effect of the Transaction on the Portfolios and their Portfolio Management Teams

     At the May 16, 2006 meeting, the Board considered the effect of the Transaction on the Portfolios and the current portfolio management teams at MLIM responsible for day-to-day management of the Portfolios. The Board considered information about BlackRock, the Transaction, and New BlackRock. MLIM outlined the strategic rationale for the Transaction and its view that the Transaction will provide advantages for clients. In addition, Roszel Advisors provided information on the Transaction and its expected impact on the Portfolios. Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Current Sub-advisory Agreements at the March 9, 2006 meeting would be affected in any significant way by the Transaction. Roszel Advisors noted that the effect of the Transaction will not be fully known until after the closing and the integration of MLIM and BlackRock. Roszel Advisors informed the Board that although a small number of personnel changes had been announced as a result of the Transaction, none of those changes affected the current portfolio management teams for the Portfolios. Roszel Advisors informed the Board that it would continue to monitor the transition and its effect on the Portfolios.

     The Board concluded that it was appropriate to approve the New Sub-advisory Agreements to maintain the current portfolio management teams and continue to review those teams and any changes related to the Portfolio as a result of the Transaction.

Nature, Extent and Quality of Services

     The Board considered the nature, extent and quality of services provided to the Portfolios.

     The Board considered that the nature and extent of services to be provided by New BlackRock under the New Sub-advisory Agreements are the same as the nature and extent of services currently provided by MLIM under the Current Sub-advisory Agreements. Under each Current Sub-advisory Agreement, MLIM is responsible for managing the investment operations and the composition of the Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's prospectuses and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, MLIM is responsible for (1) providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that the Portfolios may hold or contemplate purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting the Portfolios and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolios in a manner consistent with its policies. Under the New Sub-advisory Agreements, New BlackRock has the same responsibilities and thus will be responsible for providing the same nature and extent of services as provided by MLIM.

     With respect to quality of services, the Board considered that there were currently no proposed changes to the current portfolio management teams responsible for the day-to-day management of the Portfolios. The Board also considered that New BlackRock will have additional resources and expertise which may positively affect the quality of services provided to the Portfolios over time.

     The Board concluded that approval of the New Sub-advisory Agreements was appropriate in light of the representation that no immediate changes were planned for the current portfolio management teams and that the transition may provide opportunities to improve the nature, extent and quality of services provided to the Portfolios.

Investment Performance

     At the May 16, 2006 meeting, the Board reviewed information provided by Roszel Advisors with respect to each Portfolio's performance compared to its benchmark index for the one-year period ended April 30, 2006, the three-year period ended April 30, 2006, and the period covering the Portfolio's inception date through April 30, 2006. Each Portfolio underperformed its benchmark for the periods.

     At the March 9, 2006 meeting, the Board reviewed information provided by Roszel Advisors with respect each Portfolio's performance compared to its benchmark index for the one-year period ended December 31, 2005, the three-year period ended December 31, 2005, and the period covering the Portfolio's inception date through December 31, 2005. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and a group compiled by the independent consultant consisting of all of the competitors of each Portfolio in the variable insurance sector based on investment style ("Competitor Group"). The Board was also provided with statistics for the benchmark returns for various broad market indicators. Each Portfolio underperformed its benchmark index and the performance of the Comparable Group and the Competitor Group.

     In reviewing performance, the Board considered the size of each Portfolio (for each Portfolio, approximately $13 million in net assets as of December 31, 2005) and the fact that the Portfolios are designed for use in the Consults annuity and therefore are sub-advised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the "Consults Program").

     At the March 9, 2006 meeting, the Board concluded that continuation of the Current Sub-advisory Agreements was appropriate in light of the limited operating history of each Portfolio, the relatively small asset size of each Portfolio, the relationship between the Portfolios and the Consults Program, and the steps taken by Roszel Advisors to monitor and improve performance. At the May 16, 2006 meeting, the Board concluded that investment performance had not changed materially since the March 9, 2006 meeting, and that the Transaction provided the possibility of additional resources and expertise relating to the investment management of the Portfolio.

Advisory Fees, Sub-Advisory Fees and Total Expenses

     At the March 9, 2006 meeting, the Board considered the management fee paid by each Portfolio to Roszel Advisors, as well as the sub-advisory fees paid by Roszel Advisors to MLIM. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

     The Board noted that each Portfolio's contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its Comparable Group and Competitor Group. However, significant consideration also given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2007 (the "Expense Limitation Agreement"), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were at the lower end of the net asset range for the Comparable Group and the Competitor Group.

     At the May 16, 2006 meeting, the Board considered that the fees would not change as a result of the Transaction or the New Sub-advisory Agreements.

Costs of Services Provided and Profitability

     At the March 9, 2006 meeting, the Board considered that MLIM's profits were likely to be relatively modest in light of the net asset levels of the Portfolios.

     At the May 16, 2006 meeting, the Board considered that Roszel Advisors stated that it did not expect the factors considered at the March 9, 2006 meeting to be significantly different under the New Sub-advisory Agreements.

Ancillary Benefits

     At the March 9, 2006 meeting, the Board reviewed information provided by Roszel Advisors and MLIM with respect to any indirect benefits MLIM receives as a result of its relationship with the Portfolios. The Board considered MLIM's brokerage policies, including any benefits received from soft dollar arrangements. The Board concluded that the benefits derived by MLIM were reasonable and consistent with the types of benefits generally derived by sub-advisers to mutual funds.

     At the May 16, 2006 meeting, the Board considered that Roszel Advisors stated that it did not expect the factors considered at the March 9, 2006 meeting to be significantly different under the New Sub-advisory Agreements.

Economies of Scale

     At the March 9, 2006 meeting, the Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios. It was noted that although total net assets for the Portfolios have generally increased, a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. As noted above, Roszel Advisors estimated that it lost money on the operation of the Trust as a whole. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios' respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisory level with respect to the Management Agreements and the sub-advisory level with respect to the Subadvisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

     At the May 16, 2006 meeting, the Board considered that Roszel Advisors stated that it did not expect the factors considered at the March 9, 2006 meeting to be significantly different under the New Sub-advisory Agreements.

Conclusion

     Based on its evaluation of all the factors it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board concluded that it would be appropriate for New BlackRock to serve, after the Transaction, as sub-adviser to the Portfolios pursuant to the New Sub-advisory Agreements. Accordingly, the Board unanimously approved the New Sub-advisory Agreements.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

ADDITIONAL INFORMATION ABOUT ROSZEL ADVISORS, MLIM, AND BLACKROCK

Roszel Advisors

     The principal business address of Roszel Advisors is 1300 Merrill Lynch Drive, Pennington, New Jersey 08534. The name and principal occupation of the principal executive officers of Roszel Advisors are as set forth in Appendix B. The principal address of each individual as it relates to his or her duties at Roszel Advisors is the same as that of Roszel Advisors.

     Roszel Advisors is wholly owned by Merrill Lynch Insurance Group Inc., which is wholly owned by Merrill Lynch Group, Inc., which is wholly owned by ML & Co.

MLIM

     The principal business address of MLIM is 800 Scudders Mill Road, Plainsboro, NJ 08536. The name and principal occupation of the principal executive officers of MLIM are as set forth in Appendix B. The principal address of each individual as it relates to his or her duties at MLIM is the same as that of MLIM.

     MLIM is wholly owned by Merrill Lynch Group, Inc., which is wholly owned by ML & Co.

BlackRock

     BlackRock Advisors, Inc. ("BlackRock Advisors"), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $463.1 billion of assets under management as of March 31, 2006. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds(TM) and BlackRock Liquidity Funds(TM). In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) name. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and currently is majority owned by PNC and by BlackRock employees.

     The name and principal occupation of the directors and principal executive officers of are as set forth in Appendix B. The principal address of each individual as it relates to his or her duties at BlackRock Advisors is the same as that of BlackRock Advisors.

     The BlackRock Advisors provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Portfolios. The table set forth in Appendix C lists other mutual funds advised by BlackRock Advisors, the net assets of those funds, and the management fees BlackRock Advisors received from those funds during the fiscal years ended on the dates noted.

                             ADDITIONAL INFORMATION

REPORTS TO SHAREHOLDERS

     Copies of the Trust's most recent annual report and most recent semi-annual report to shareholders will be furnished without charge upon request by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

SERVICE PROVIDERS

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-5022, is the independent registered public accounting firm of the Trust.

Custodian

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust's assets.

Administrator

J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust's Administrator.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

AFFILIATED BROKERAGE

     During the year ended December 31, 2005, the Roszel/MLIM Fixed-Income Portfolio did not pay any brokerage commissions to affiliated brokers.

     During the year ended December 31, 2005, the Roszel/MLIM Relative Value Portfolio paid brokerage commission to one affiliated broker: Merrill Lynch, Pierce, Fenner & Smith ("MLPF&S"). MLPF&S is an affiliate of the Portfolio because MLPF&S is under common control with Roszel Advisors. During the year ended December 31, 2005, the aggregate amount of brokerage commissions paid by the Portfolio to MLPF&S was $244. This amount represents 2.62% of the Portfolio's total brokerage commissions and 7.03% of the Portfolio's aggregate dollar amount of brokerage transactions.

OTHER BUSINESS

     Management knows of no business to be presented at the Meetings other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust and the Portfolios.

SHAREHOLDER PROPOSALS

     As a general matter, the Trust does not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Trust, 1300 Merrill Lynch Drive, Pennington, NJ 08534. They must be received by the Trust within a reasonable period of time prior to any such shareholder meeting.

                                   APPENDIX A

                    Form of Proposed Sub-Advisory Agreements

                        INVESTMENT SUB-ADVISORY AGREEMENT

     THIS INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement"), made this __ day of ______, 2006 by and between Roszel Advisors, LLC, a Delaware limited liability company (the "Adviser"), and [Name of Merged BlackRock/Merrill Lynch Investment Managers, L.P. entity], a [Delaware limited liability company] (the "Sub-Adviser").

     Adviser and Sub-Adviser agree as follows:

1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of the Roszel/MLIM Relative Value Portfolio (the "Portfolio") of MLIG Variable Insurance Trust (the "Trust"). Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the board of trustees of the Trust, Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Portfolio that the Adviser shall, from time to time, direct.

2. Sub-Adviser hereby accepts appointment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser's management of the Portfolio assets.

4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio's investment objective, policies and restrictions as set forth in the Trust's current registration statement, (b) such policies or directives as the Trust's trustees may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser in writing of changes to (a) or (b) above and shall notify Sub-Adviser in writing of changes to (c) above promptly after it becomes aware of such changes.

     In particular, the Sub-Adviser shall be responsible to ensure that the
Portfolio: (a) complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, (the "Code") and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

     Sub-Advisor shall not consult with other sub-advisers of the Portfolio, or with sub-advisers of other investment portfolios of the Trust, concerning transactions in portfolio securities or other portfolio investments of the Portfolio.

5. Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolio as these relate to the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Trust's board of trustees and set forth in the Trust's current registration statement.

     To the extent permitted by the policy guidelines set forth in the Trust's current registration statement, Sub-Adviser is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (a) the execution capabilities of such brokers and dealers, (b) research, custody and other services provided by such brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operational facilities of such brokers and dealers, (f) the risk to such a broker or dealer of positioning a block of securities, and (g) the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, Sub-Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of Sub-Adviser's overall responsibilities with respect to the Portfolio and to any other client accounts or portfolios which Sub-Adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

     In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, when instructed to do so by either the Trust or the Adviser, Sub-Adviser agrees and is authorized to place orders with one or more brokers or dealers identified by the Trust or Adviser (including brokers or dealers who are affiliated persons of the Trust or Adviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

     Sub-Adviser also is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolio with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged and the Portfolio and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio) participating in the transaction. Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

     When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including the Portfolio), Sub-Adviser may allocate such recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that Sub-Adviser considers equitable.

6. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients. Adviser acknowledges that, except when transactions for multiple clients are aggregated, transactions in a specific security or other investment may not be recommended or executed at the same time or price for all client accounts or portfolios (including the Portfolio) for which that security or investment is recommended or executed. This Agreement does not require Sub-Adviser to give priority to the Portfolio over other client accounts or portfolios.

7. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Trust or the Portfolio or otherwise be deemed agents of the Adviser, the Trust or the Portfolio.

8. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Trust's board of trustees and set forth in the Trust's current registration statement; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Trust's board of trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Trust for such services in addition to Sub-Adviser's fees for services under this Agreement.

9. The Adviser delegates the Adviser's discretionary authority to exercise voting rights with respect to the securities and other investments in the Portfolio to the Sub-Adviser. The Sub-Adviser shall exercise these voting rights unless and until the Adviser revokes this delegation. The Adviser may revoke this delegation at any time without cause. The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three years, of the Sub-Adviser's voting procedures, and of the Sub-Adviser's actual votes, and shall supply this record to the Adviser, or any authorized representative of the Adviser, upon the written request of the Adviser or the Adviser's authorized representative, as appropriate.

10. Nothing in this Agreement shall require Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Portfolio.

11. Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.

12. Sub-Adviser: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the Investment Company Act of 1940, as amended, (the "1940 Act") or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

13. Adviser: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act. Adviser represents that the Trust is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the shares of the Trust representing an interest in the Portfolio are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.

14. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of Sub-Adviser shall certify to Adviser or the Trust that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Adviser or the Trust, Sub-Adviser shall permit representatives of Adviser or the Trust to examine the reports (or summaries of the reports) required to be made to Sub-Adviser by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

15. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month a fee based on the average daily net assets of the Portfolio at the following annual rates:

                         0.35% on the first $200 million
                         0.27% on the next $200 million
                                       and
                   0.25% on amounts in excess of $400 million.

Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

     During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

16. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio's investments that are required to be maintained by the Trust pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9),
(b)(10) and (f) of Rule 31a-1 under the 1940 Act.

     Sub-Adviser agrees that all books and records which it maintains for the Portfolio or the Trust are the property of the Trust and further agrees to surrender promptly to the Adviser or the Trust any such books, records or information upon the Adviser's or the Trust's request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Trust's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Trust or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolio or the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Trust. The Sub-Adviser agrees that the policies and procedures established by the Sub-Adviser for managing the Portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the sub-adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Adviser and the Trust or either of their authorized representatives not less frequently than annually.

17. Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or specifically by Adviser or the Trust, or if such disclosure is required by federal or state regulatory authorities.

     Sub-Adviser may disclose the investment performance of the Portfolio and the Portfolio, provided that such disclosure does not reveal the identity of the Adviser, the Portfolio or the Trust. Sub-Adviser may, however, disclose that Adviser, the Trust and the Portfolio are its clients, provided that such disclosure does not reveal the investment performance or the composition of the Portfolio.

18. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, trustees or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement (together, "disabling conduct"), Sub-Adviser shall not be liable to Adviser, the Portfolio, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, breach by the Sub-Adviser of the second paragraph of section 4 hereof is deemed to be disabling conduct.

19. Sub-Adviser agrees to indemnify and defend Adviser, its officers, trustees, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's registration statement, any proxy statement, or communication to current or prospective investors in the Portfolio relating to disclosure about Sub-Adviser provided to Adviser by Sub-Adviser.

     Sub-Adviser agrees to indemnify and defend Adviser, its officers, trustees, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of the Sub-Adviser's failure to ensure that the
Portfolio: (a) complies with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

20. Adviser agrees to indemnify and defend Sub-Adviser, its officers, trustees, partners, employees and any person who controls Sub-Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's registration statement, any proxy statement, or other communication to current or prospective investors in the Portfolio

(other than a misstatement or omission relating to disclosure about Sub-Adviser approved by the Sub-Adviser or provided to Adviser or the Trust by Sub-Adviser).

21. The Sub-Adviser agrees to permit the Adviser and the Trust to use its name, along side the Adviser's name, in the Portfolio's name and in descriptions of the Portfolio, as these appear in the Trust's prospectus(es) and/or sales literature related to the Portfolio, provided, however, that the Adviser and the Trust shall cease such use of the Sub-Adviser's name in the event that this Agreement is terminated.

22. This Agreement shall not become effective unless and until it is approved by the board of trustees of the Trust, including a majority of trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required by law, a majority of the outstanding shares of the class of the Trust's stock representing an interest in the Portfolio. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the board of trustees of the Trust, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio, and (b) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

23. Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time without the payment of any penalty, by the Trust's board of trustees, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio on sixty days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Trust regarding the Adviser's management of the Portfolio.

24. This Agreement may be amended by the parties only if such amendment is specifically approved by (a) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and, if required by applicable law, (b) a majority of votes attributable to the outstanding Trust shares of the class representing an interest in the Portfolio.

25. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding shares of the class" means the lesser of (a) 67% or more of the votes attributable to shares of such class present at a meeting if more than 50% of the votes attributable to such shares are present or represented by proxy or (b) more than 50% of the votes attributable to shares of such class.

26. This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.

27. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        Roszel Advisors, LLC


                                        By: John Manetta
                                            ------------------------------------
                                        Title: President


ATTEST:


-------------------------------------


                                        [Name of Merged BlackRock/Merrill Lynch
                                        Investment Managers, L.P. entity]


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


ATTEST:


-------------------------------------

                        INVESTMENT SUB-ADVISORY AGREEMENT

     THIS INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement"), made this __ day of ______, 2006 by and between Roszel Advisors, LLC, a Delaware limited liability company (the "Adviser"), and [Name of Merged BlackRock/Merrill Lynch Investment Managers, L.P. entity], a [Delaware limited liability company] (the "Sub-Adviser").

     Adviser and Sub-Adviser agree as follows:

1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of the Roszel/MLIM Fixed-Income Portfolio (the "Portfolio") of MLIG Variable Insurance Trust (the "Trust"). Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the board of trustees of the Trust, Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Portfolio that the Adviser shall, from time to time, direct.

2. Sub-Adviser hereby accepts appointment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser's management of the Portfolio assets.

4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio's investment objective, policies and restrictions as set forth in the Trust's current registration statement, (b) such policies or directives as the Trust's trustees may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser in writing of changes to (a) or (b) above and shall notify Sub-Adviser in writing of changes to (c) above promptly after it becomes aware of such changes.

     In particular, the Sub-Adviser shall be responsible to ensure that the
Portfolio: (a) complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, (the "Code") and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

     Sub-Advisor shall not consult with other sub-advisers of the Portfolio, or with sub-advisers of other investment portfolios of the Trust, concerning transactions in portfolio securities or other portfolio investments of the Portfolio.

5. Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolio as these relate to the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Trust's board of trustees and set forth in the Trust's current registration statement.

     To the extent permitted by the policy guidelines set forth in the Trust's current registration statement, Sub-Adviser is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (a) the execution capabilities of such brokers and dealers, (b) research, custody and other services provided by such brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operational facilities of such brokers and dealers, (f) the risk to such a broker or dealer of positioning a block of securities, and (g) the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, Sub-Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of Sub-Adviser's overall responsibilities with respect to the Portfolio and to any other client accounts or portfolios which Sub-Adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

     In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, when instructed to do so by either the Trust or the Adviser, Sub-Adviser agrees and is authorized to place orders with one or more brokers or dealers identified by the Trust or Adviser (including brokers or dealers who are affiliated persons of the Trust or Adviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

     Sub-Adviser also is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolio with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged and the Portfolio and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio) participating in the transaction. Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

     When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including the Portfolio), Sub-Adviser may allocate such recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that Sub-Adviser considers equitable.

6. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients. Adviser acknowledges that, except when transactions for multiple clients are aggregated, transactions in a specific security or other investment may not be recommended or executed at the same time or price for all client accounts or portfolios (including the Portfolio) for which that security or investment is recommended or executed. This Agreement does not require Sub-Adviser to give priority to the Portfolio over other client accounts or portfolios.

7. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Trust or the Portfolio or otherwise be deemed agents of the Adviser, the Trust or the Portfolio.

8. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Trust's board of trustees and set forth in the Trust's current registration statement; (b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Trust's board of trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Trust for such services in addition to Sub-Adviser's fees for services under this Agreement.

9. The Adviser delegates the Adviser's discretionary authority to exercise voting rights with respect to the securities and other investments in the Portfolio to the Sub-Adviser. The Sub-Adviser shall exercise these voting rights unless and until the Adviser revokes this delegation. The Adviser may revoke this delegation at any time without cause. The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three years, of the Sub-Adviser's voting procedures, and of the Sub-Adviser's actual votes, and shall supply this record to the Adviser, or any authorized representative of the Adviser, upon the written request of the Adviser or the Adviser's authorized representative, as appropriate.

10. Nothing in this Agreement shall require Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Portfolio.

11. Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.

12. Sub-Adviser: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the Investment Company Act of 1940, as amended, (the "1940 Act") or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

13. Adviser: (a) is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement, and (e) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act. Adviser represents that the Trust is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the shares of the Trust representing an interest in the Portfolio are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.

14. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of Sub-Adviser shall certify to Adviser or the Trust that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Adviser or the Trust, Sub-Adviser shall permit representatives of Adviser or the Trust to examine the reports (or summaries of the reports) required to be made to Sub-Adviser by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

15. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month a fee based on the average daily net assets of the Portfolio at the following annual rate:

                       0.20% of average daily net assets.

Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

     During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

16. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio's investments that are required to be maintained by the Trust pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9),
(b)(10) and (f) of Rule 31a-1 under the 1940 Act.

     Sub-Adviser agrees that all books and records which it maintains for the Portfolio or the Trust are the property of the Trust and further agrees to surrender promptly to the Adviser or the Trust any such books, records or information upon the Adviser's or the Trust's request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Trust's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Trust or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolio or the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Trust. The Sub-Adviser agrees that the policies and procedures established by the Sub-Adviser for managing the Portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the sub-adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Adviser and the Trust or either of their authorized representatives not less frequently than annually.

17. Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this

Agreement or specifically by Adviser or the Trust, or if such disclosure is required by federal or state regulatory authorities.

     Sub-Adviser may disclose the investment performance of the Portfolio and the Portfolio, provided that such disclosure does not reveal the identity of the Adviser, the Portfolio or the Trust. Sub-Adviser may, however, disclose that Adviser, the Trust and the Portfolio are its clients, provided that such disclosure does not reveal the investment performance or the composition of the Portfolio.

18. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, trustees or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement (together, "disabling conduct"), Sub-Adviser shall not be liable to Adviser, the Portfolio, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, breach by the Sub-Adviser of the second paragraph of section 4 hereof is deemed to be disabling conduct.

19. Sub-Adviser agrees to indemnify and defend Adviser, its officers, trustees, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's registration statement, any proxy statement, or communication to current or prospective investors in the Portfolio relating to disclosure about Sub-Adviser provided to Adviser by Sub-Adviser.

     Sub-Adviser agrees to indemnify and defend Adviser, its officers, trustees, partners, employees and any person who controls Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of the Sub-Adviser's failure to ensure that the
Portfolio: (a) complies with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (b) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

20. Adviser agrees to indemnify and defend Sub-Adviser, its officers, trustees, partners, employees and any person who controls Sub-Adviser for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's registration statement, any proxy statement, or other communication to current or prospective investors in the Portfolio (other than a misstatement or omission relating to disclosure about Sub-Adviser approved by the Sub-Adviser or provided to Adviser or the Trust by Sub-Adviser).

21. The Sub-Adviser agrees to permit the Adviser and the Trust to use its name, along side the Adviser's name, in the Portfolio's name and in descriptions of the Portfolio, as these appear in the Trust's prospectus(es) and/or sales literature related to the Portfolio, provided, however, that the Adviser and the Trust shall cease such use of the Sub-Adviser's name in the event that this Agreement is terminated.

22. This Agreement shall not become effective unless and until it is approved by the board of trustees of the Trust, including a majority of trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required by law, a majority of the outstanding shares of the class of the Trust's stock representing an interest in the Portfolio. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the board of trustees of the Trust, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio, and (b) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

23. Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time without the payment of any penalty, by the Trust's board of trustees, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio on sixty days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Trust regarding the Adviser's management of the Portfolio.

24. This Agreement may be amended by the parties only if such amendment is specifically approved by (a) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and, if required by applicable law, (b) a majority of votes attributable to the outstanding Trust shares of the class representing an interest in the Portfolio.

25. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding shares of the class" means the lesser of (a) 67% or more of the votes attributable to shares of such class present at a meeting if more than 50% of the votes attributable to such shares are present or represented by proxy or (b) more than 50% of the votes attributable to shares of such class.

26. This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.

27. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        Roszel Advisors, LLC


                                        By: John Manetta
                                            ------------------------------------
                                        Title: President


ATTEST:


-------------------------------------


                                        [Name of Merged BlackRock/Merrill Lynch
                                        Investment Managers, L.P. entity]


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


ATTEST:


-------------------------------------

APPENDIX B

                     Officers and Directors of the Advisors

                    ROSZEL ADVISORS, LLC

        NAME                      POSITION
        ----          -------------------------------
   John Manetta       President, CIO, Elected Manager
 Jerome J. Davies                Treasurer
  John D. Meglen            Vice President, COO
 Barry G. Skolnick        Chief Compliance Officer
Frances C. Grabish               Secretary
Denise A. Marshall          Assistant Secretary
Kirsty P. Lieberman         Assistant Secretary

                     MERRILL LYNCH INVESTMENT MANAGERS, L.P.

        NAME                          POSITION
        ----          ----------------------------------------
 Robert C. Doll, Jr                   President
   Donald C. Burke       Senior Vice President and Treasurer
   Jeffrey Hiller             Chief Compliance Officer
    Denis Molleur     First Vice President and General Counsel
Alice A. Pellegrino                   Secretary

                            BLACKROCK ADVISORS, INC.

          NAME                                POSITION
          ----            ------------------------------------------------
    Laurence D. Fink                   Chief Executive Officer
  Ralph L. Schlosstein                 President and Director
    Robert S. Kapito                 Vice Chairman and Director
   Robert P. Connolly     General Counsel, Secretary and Managing Director
      Henry Gabbay        Managing Director, Chief Administrative Officer,
                                        Portfolio Compliance
Bartholomew A. Battista    Managing Director and Chief Compliance Officer
  Laurence J. Carolan              Managing Director and Director
   Kevin M. Klingert               Managing Director and Director
       John P. Moran          Managing Director, Treasurer and Director
    Steven E. Buller                   Chief Financial Officer

                                   APPENDIX C

                 Other Funds Managed by BlackRock Advisors, Inc.

           OTHER FUNDS ADVISED BY BLACKROCK ADVISORS AND FEE SCHEDULES

     The following table lists certain information regarding funds for which BlackRock Advisors provides investment advisory services and that have a similar investment objective to either the Roszel/MLIM Fixed-Income Portfolio or the Roszel/MLIM Relative Value Portfolio for which BlackRock Advisors provides investment advisory services. All of the information below is given as of the end of the last fiscal year of each fund.

                                                                       ADVISORY FEE (AS A PERCENTAGE OF
       BLACKROCK FUNDS                         NET ASSETS ($)            AVERAGE DAILY NET ASSETS) (1)
--------------------------------             ------------------     --------------------------------------
BlackRock Large Cap Value Equity Portfolio       361,142,672         First $1 billion               0.550%
                                                                     $1 billion - $2 billion        0.500%
                                                                     $2 billion - $3 billion        0.475%
                                                                     Over $3 billion                0.450%

BlackRock Core Bond Total Return Portfolio      2,654,300,290        First $1 billion               0.500%
                                                                     $1 billion - $2 billion        0.450%
                                                                     $2 billion - $3 billion        0.425%
                                                                     Over $3 billion                0.400%

(1) BlackRock and the Fund have contractually agreed to waive or reimburse fees or expenses until February 1, 2007, in order to limit expenses, the fee tables reflected are the gross fees before any waivers or reimbursements.

                          MLIG VARIABLE INSURANCE TRUST
                      ROSZEL/MLIM RELATIVE VALUE PORTFOLIO

                                       MEETING OF SHAREHOLDERS - AUGUST 25, 2006
                                                         VOTING INSTRUCTION FORM

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY ON BEHALF OF THE BOARD OF TRUSTEES OF MLIG VARIABLE INSURANCE TRUST FOR A SPECIAL MEETING OF THE SHAREHOLDERS OF THE ROSZEL/MLIM RELATIVE VALUE PORTFOLIO, A SERIES OF MLIG VARIABLE INSURANCE TRUST, TO BE HELD ON AUGUST 25, 2006.

The undersigned hereby instructs the above-referenced Insurance Company to vote the shares of the Roszel/MLIM Relative Value Portfolio (the "Portfolio"), a series of MLIG Variable Insurance Trust (the "Trust"), to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio (the "Meeting") to be held on August 25, 2006, at 9:00 a.m., Eastern time, at 1400 Merrill Lynch Drive, Pennington, NJ 08534, and at any adjournment(s) thereof.

The undersigned hereby revokes any previous voting instructions he or she has given with respect to such shares. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated ________, 2006.

                                         Please mark, sign, date and return this
                                         Voting Instruction Form promptly in the
                                                   enclosed envelope.

                                              Dated:                 , 2006
                                                     ----------------


                                        ----------------------------------------
                                        (Signature)            (SIGN IN THE BOX)

                                        Please sign exactly as your name appears on the voting instruction form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature. If a corporation is entitled to provide voting instructions, the voting instruction form should be signed by an authorized officer of the corporation.

    THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED. YOUR INSURANCE COMPANY WILL VOTE IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, "FOR" THE
   PROPOSAL. PLEASE COMPLETE AND RETURN THIS VOTING INSTRUCTION FORM PROMPTLY. VOTING INSTRUCTION FORMS MUST BE RECEIVED BY AUGUST 24, 2006 TO BE COUNTED.

     PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

                                              PLEASE DO NOT USE FINE POINT PENS.

Vote on Proposal:

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
1.   To approve an investment sub-advisory between       [ ]     [ ]       [ ]
     Roszel Advisors and the new asset management
     company created as a result of a transaction
     combining Merrill Lynch Investment Managers,
     L.P., and certain of its other affiliates, with
     BlackRock, Inc

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                          MLIG VARIABLE INSURANCE TRUST
                       ROSZEL/MLIM FIXED-INCOME PORTFOLIO

                                       MEETING OF SHAREHOLDERS - AUGUST 25, 2006
                                                         VOTING INSTRUCTION FORM

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY ON BEHALF OF THE BOARD OF TRUSTEES OF MLIG VARIABLE INSURANCE TRUST FOR A SPECIAL MEETING OF THE SHAREHOLDERS OF THE ROSZEL/MLIM FIXED-INCOME PORTFOLIO, A SERIES OF MLIG VARIABLE INSURANCE TRUST, TO BE HELD ON AUGUST 25, 2006.

The undersigned hereby instructs the above-referenced Insurance Company to vote the shares of the Roszel/MLIM Fixed-Income Portfolio (the "Portfolio"), a series of MLIG Variable Insurance Trust (the "Trust"), to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio (the "Meeting") to be held on August 25, 2006, at 9:15 a.m., Eastern time, at 1400 Merrill Lynch Drive, Pennington, NJ 08534, and at any adjournment(s) thereof.

The undersigned hereby revokes any previous voting instructions he or she has given with respect to such shares. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated ________, 2006.

                                         Please mark, sign, date and return this
                                         Voting Instruction Form promptly in the
                                                   enclosed envelope.

                                              Dated:                 , 2006
                                                     ----------------


                                        ----------------------------------------
                                        (Signature)            (SIGN IN THE BOX)

                                        Please sign exactly as your name appears on the voting instruction form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature. If a corporation is entitled to provide voting instructions, the voting instruction form should be signed by an authorized officer of the corporation.

    THE VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED. YOUR INSURANCE COMPANY WILL VOTE IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, "FOR" THE
   PROPOSAL. PLEASE COMPLETE AND RETURN THIS VOTING INSTRUCTION FORM PROMPTLY. VOTING INSTRUCTION FORMS MUST BE RECEIVED BY AUGUST 24, 2006 TO BE COUNTED.

     PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

                                              PLEASE DO NOT USE FINE POINT PENS.

Vote on Proposal:

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
1.   To approve an investment sub-advisory between       [ ]     [ ]       [ ]
     Roszel Advisors and the new asset management
     company created as a result of a transaction
     combining Merrill Lynch Investment Managers,
     L.P., and certain of its other affiliates, with
     BlackRock, Inc.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.